Prepared by and return to:
J. Steven Southwell, II
Attorney at Law
Morrell, Watson & Southwell, P.A.
502 West Main Street
Wauchula, FL 33873
863-773-4449

Inst:201325004471 Date:8/12/2013 Time:10:42 AM
Doc Stamp-Deed:0.70
DC,Victoria L Rogers,Hardee County Page 1 of 2

08-09-13P04:29 RCVD

Parcel Identification No. **16-33-25-0000-03410-0000**

Warranty Deed
(STATUTORY FORM - SECTION 689.02, F.S.)

This Indenture made this 11th day of **January, 2010** between **Amelia Smith, an unremarried widow, c/o Joyce Skaperdas, BNY MELLON Wealth Management, as custodian for Amelia Pappas-Smith, IRA,** whose post office address is **One Boston Place, 10th Floor, 024-0107, Boston, MA 02108,** of the County of **Suffolk**, State of **Massachusetts**, grantor*, and, **Potomac Group LA1, LLC, a Florida limited liability company,** whose post office address is, **680 North Macewen Drive, Osprey, FL 34229**, of the County of **Sarasota,** State of **Florida**, grantee*,

Witnesseth, that said grantor, for and in consideration of the sum of TEN AND NO/100 DOLLARS **($10.00)** and other good and valuable considerations to said grantor in hand paid by said grantee, the receipt whereof is hereby acknowledged, has granted, bargained, and sold to the said grantee, and grantee's heirs and assigns forever, the following described land, situate, lying and being in **Hardee County**, **Florida**, to-wit:

> **The East 466.42 feet of the Southeast 1/4 of the Southwest 1/4 of Section 16, Township 33 South, Range 25 East, Hardee County, Florida, Less any part that falls within those lands conveyed in Warranty Deed recorded in O.R. Book 625, Page 55, Public Records of Hardee County, Florida, Subject to maintained right-of-way of Sauls Road.**
>
> **Together with a non-exclusive easement pursuant to the Declaration of Easement dated July 7, 2008, and recorded at Instrument Number 200825005355, public records of Hardee County, Florida.**
>
> **Subject to taxes for 2008 and subsequent years; covenants, conditions, restrictions, easements, reservations and limitations of record, if any.**
>
> **Grantor warrants that at the time of this conveyance, the subject property is not the Grantor's homestead within the meaning set forth in the constitution of the state of Florida, nor is it contiguous to or a part of homestead property.**

and said grantor does hereby fully warrant the title to said land, and will defend the same against lawful claims of all persons whomsoever.

* "Grantor" and "Grantee" are used for singular or plural, as context requires.

In Witness Whereof, grantor has hereunto set grantor's hand and seal the day and year first above written.

Signed, sealed and delivered in our presence:

Witness Name: CHRISTINE J. TULLY

Amelia Smith (Seal)

Witness Name: Catherine E. Bruce

State of Florida
County of Sarasota

The foregoing instrument was acknowledged before me this 11 day of January, 2010by Amelia Smith who [√] is personally known or [ ] has produced ____________________ as identification.

[Notary Seal]

CHRISTINE J. TULLY
MY COMMISSION EXPIRES December 11, 2013
#DD 925104
NOTARY PUBLIC, STATE OF FLORIDA

Printed Name: ____________________

My Commission
Expires: ____________________